UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event reported):  January 19, 2010

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TrustCo Bank Corp NY

Item 1.01.	Entry into a Material Definitive Agreement

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On January 19, 2010, the board of directors of TrustCo Bank Corp NY adopted amendments to the following compensation plans to prohibit the repricing of equity-based awards without approval of the Company’s stockholders.

(a)	2004 TrustCo Bank Corp NY Stock Option Plan

(b)	Amended and Restated 1995 TrustCo Bank Corp NY Stock Option Plan

(c)	2004 TrustCo Bank Corp NY Directors Stock Option Plan

(d)	Amended and Restated TrustCo Bank Corp NY Directors Stock Option Plan

(e)	Second Amended and Restated TrustCo Bank Corp NY Performance Bonus Plan

(f)	Second Amended and Restated TrustCo Bank Corp NY Directors Performance Bonus Plan

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99(a)	Amendment No. 4, 2004 TrustCo Bank Corp NY Stock Option Plan

99(b)	Amendment No. 4, Amended and Restated 1995 TrustCo Bank Corp NY Stock Option Plan

99(c)	Amendment No. 2, 2004 TrustCo Bank Corp NY Directors Stock Option Plan

99(d)	Amendment No. 2, Amended and Restated TrustCo Bank Corp NY Directors Stock Option Plan

99(e)	Amendment No. 1, Second Amended and Restated TrustCo Bank Corp NY Performance Bonus Plan

99(f)	Amendment No. 1, Second Amended and Restated TrustCo Bank Corp NY Directors Performance Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2010

TrustCo Bank Corp NY
(Registrant)

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Chief Financial Officer

Exhibits Index

The following exhibits are filed herewith:

Reg S-K Exhibit No.	Description	Page

99(a)	Amendment No. 4, 2004 TrustCo Bank Corp NY Stock Option Plan.	5 – 6

99(b)	Amendment No. 4, Amended and Restated 1995 TrustCo Bank Corp NY Stock Option Plan.	7 – 8

99(c)	Amendment No. 2, 2004 TrustCo Bank Corp NY Directors Stock Option Plan	9 – 10

99(d)	Amendment No. 2, Amended and Restated TrustCo Bank Corp NY Directors Stock Option Plan	11 – 12

99(e)	Amendment No. 1, Second Amended and Restated TrustCo Bank Corp NY Performance Bonus Plan	13 – 14

99(f)	Amendment No. 1, Second Amended and Restated TrustCo Bank Corp NY Directors Performance Bonus Plan	15 – 16